                                                                    EXHIBIT 3(i)



     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

                                                (FOR BUREAU USE ONLY)
Date Received                                           FILED
JUN 06 1996
                                                     JUN 07 1996

                                                    Administrator
                                      MI DEPT. OF CONSUMER & INDUSTRY SERVICES
                                           Corporation & Securities Bureau


- ------------------------------------------------------------------------------------------
Name
        Lloyd C. Fell, Esq.
- ------------------------------------------------------------------------------------------
Address
        229 Court Street, P.O. Box 405
- ------------------------------------------------------------------------------------------
City                     State                  Zip Code
        Cheboygan               Michigan        48091-0405       EFFECTIVE DATE:
- ------------------------------------------------------------------------------------------

Document will be returned to the name and address you enter above



          CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
            FOR USE BY DOMESTIC PROFIT AND NONPROFIT CORPORATIONS
         (Please read information and instructions on the last page)



        Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

- --------------------------------------------------------------------------------
1.  The present name of the corporation is:     CNB Corporation

2.  The identification number assigned by the Bureau is:        253-853

3.  The location of the registered office is:

   303 North Main Street, Cheboygan                  ,Michigan      49721
- -----------------------------------------------------          -----------------
        (Street Address)                  (City)                    (ZIP Code)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
4.  Article    III          of the Articles of Incorporation is hereby amended
            ----------------
to read as follows:


        The total authorized capital stock is:

                1,000,000 Common Shares, with a Par Value of $2.50 per share.
- --------------------------------------------------------------------------------

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

    a. / / The foregoing amendment to the Articles of Incorporation was duly adopted on the ____________ day of _______________, 19________, in
            accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

        Signed this ____________ day of ___________________, 19 ______________.


       ___________________________________    _________________________________
               (Signature)                             (Signature)


       ___________________________________    _________________________________
             (Type or Print Name)                   (Type or Print Name)


       ___________________________________    _________________________________
               (Signature)                             (Signature)


       ___________________________________    _________________________________
             (Type or Print Name)                   (Type or Print Name)


    b. /X/ The foregoing amendment to the Articles of Incorporation was duly adopted on the 21st day of May, 1996. The amendment: (check one of the following)

            /X/ was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

            / / was duly adopted by the written consent of all directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

            / / was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

            / / was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with
                 Section 407(3) of the Act if a nonprofit corporation, or
                 Section 407(2) of the Act if a profit corporation.



                              Signed this 4th day of June, 1996

                              By John P. Ward
                                 ----------------------------------------------
                                   (Only Signature of President,
                                    Vice-President, Chairperson, or
                                    Vice-Chairperson)

                              John P. Ward, Senior Vice President and Secretary
                              -------------------------------------------------
                                  (Type or Print Name)    (Type or Print Title)